UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 24, 2021 (November 18, 2021)

CRESCERA CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41081	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Rua Aníbal de Mendonça, 27, 2nd floor, Rio de Janeiro, RJ, Brazil	22410-050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +55 (21) 3687-1500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CREC	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CRECW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CRECU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 23, 2021, Crescera Capital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,125,000 units, including the exercise of the Underwriter’s option to purchase 2,625,000 additional units to cover the over-allotments, if any (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $201,250,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 10,150,000 warrants (the “Private Placement Warrants”) to CC Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $10,150,000. The Private Placement Warrants are identical to the Public Warrants, except that, so long as they are held by the Sponsor or its permitted transferees, (i) they will not be redeemable by the Company, (ii) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial Business Combination, (iii) they may be exercised by the holders on a cashless basis and (iv) are subject to registration rights.

A total of $205,275,000, comprised of $197,225,000 of the proceeds from the IPO, including $7,043,750 of the underwriter’s deferred discount, and $8,050,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it has not completed its initial business combination within 18 months from the closing of the IPO (or within 24 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement), subject to applicable law, or (iii) the redemption of all of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to its amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company has not consummated its initial business combination within 18 months from the closing of the IPO (or within 24 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-255382):

•	An Underwriting Agreement, dated November 18, 2021, between the Company and UBS Securities LLC, as the underwriter (the “Underwriting Agreement”).

•	The Amended and Restated Memorandum and Articles of Association of the Company, adopted November 18, 2021 and effective November 18, 2021.

•	A Warrant Agreement, dated November 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated November 18, 2021, among the Company and its officers, directors and the Sponsor.

•	An Investment Management Trust Agreement, dated November 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated November 18, 2021, between the Company and certain security holders.

•	A Private Placement Warrants Purchase Agreement, dated November 18, 2021, between the Company and the Sponsor.

•	Indemnity Agreements, each dated November 18, 2021, between the Company and each of its executive officers and directors.

On November 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 23, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2021, between the Company and UBS Securities LLC, as the underwriter.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated November 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	A Letter Agreement, dated November 18, 2021, among the Company and its officers and directors and CC Sponsor LLC.
10.2	Investment Management Trust Agreement, dated November 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated November 18, 2021, between the Company and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated November 18, 2021, between the Company and the Sponsor.
10.5	Indemnity Agreement, dated November 18, 2021, between the Company and Felipe Samuel Argalji.
10.6	Indemnity Agreement, dated November 18, 2021, between the Company and Laura Guaraná Carvalho.
10.7	Indemnity Agreement, dated November 18, 2021, between the Company and Jaime Cardoso Danvila.
10.8	Indemnity Agreement, dated November 18, 2021, between the Company and Daniel Arthur Borghi.
10.9	Indemnity Agreement, dated November 18, 2021, between the Company and Denise Pauli Pavarina.
10.10	Indemnity Agreement, dated November 18, 2021, between the Company and Rossana Isabel Sadir Prieto.
10.11	Indemnity Agreement, dated November 18, 2021, between the Company and Flavio Dias Fonseca da Silva.
99.1	Press Release, dated November 18, 2021.
99.2	Press Release, dated November 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2021

CRESCERA CAPITAL ACQUISITION CORP.
By:	/s/ Felipe Samuel Argalji
Felipe Samuel Argalji
Chief Executive Officer